UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2018
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    OTHER EVENTS

On December 10, 2018, Nuverra Environmental Solutions, Inc. (the “Company”) issued a press release announcing the commencement of the Company's previously announced rights offering. Pursuant to the rights offering, the Company is distributing to its holders of common stock as of 5:00 p.m. New York City time on December 10, 2018 (the “Record Date”), subscriptions rights to purchase up to 3,381,894 shares of common stock of the Company (the “Rights Offering”). The price at which shares of common stock can be acquired in the Rights Offering is $9.61 per share and the aggregate proceeds from the Rights Offering will be approximately $32,500,000. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Registration Statement on Form S-1 respecting the Rights Offering was declared effective by the Securities and Exchange Commission on Friday, December 7, 2018. The Rights Offering will launch at the close of business on December 10, 2018 and will terminate, as to unexercised rights, at 5:00 p.m. New York City time on December 28, 2018, unless the Company elects to extend the Rights Offering. Holders who subscribe for all of their basic subscription rights can also elect to subscribe for additional shares pursuant to an Over-subscription Privilege. Certain majority stockholders of the Company have agreed to acquire all unsubscribed shares remaining after stockholders have exercised their Over-subscription Privilege.

Shareholders who desire to participate and acquire shares in the Rights Offering should contact their brokers, dealers or other nominee holders of their commons stock.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 10, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 10, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 10, 2018	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer